EXHIBIT 10.9

THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


                              PATRON SYSTEMS, INC.

                               WARRANT TO PURCHASE

                               ____________ SHARES

                                 OF COMMON STOCK

                             (SUBJECT TO ADJUSTMENT)

                         (Void after February 24, 2010)


NO: ____


         This  certifies  that for  value,  _______________________________,  or registered assigns (the "HOLDER"), is entitled, subject to the terms set forth below, at any time from and after February 25, 2005 (the "ORIGINAL ISSUANCE DATE") and before 5:00 p.m., Eastern Time, on February 24, 2010 (the "EXPIRATION DATE"), to purchase from PATRON SYSTEMS, INC., a Delaware corporation (the "COMPANY"), __________________________ (______) shares (subject to adjustment as described herein), of common stock, par value $0.01 per share, of the Company (the "COMMON STOCK"), upon surrender hereof, at the principal office of the Company referred to below, with a duly executed subscription form in the form attached hereto as EXHIBIT A and simultaneous payment therefor in lawful, immediately available money of the United States or otherwise as hereinafter provided, at an initial exercise price per share of $0.70 (the "PURCHASE PRICE"). The Purchase Price is subject to further adjustment as provided below, and the term "COMMON STOCK" shall include, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this Warrant. The term "WARRANTS," as used herein, shall mean this Warrant and any other Warrants delivered in substitution or exchange therefor as provided herein.

         This Warrant was issued to the Holder pursuant to the terms and conditions of that certain Supplemental Agreement and that certain Merger
Agreement, each dated as of the date hereof, each among the Company, CSSI Acquisition Co. I, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("MERGERCO"), and Complete Security Solutions, Inc., a Delaware corporation ("CSSI"), pursuant to which Mergerco will merge with and into CSSI.

1. EXERCISE. This Warrant may be exercised at any time or from time to time from and after the Original Issuance Date and before 5:00 p.m., Eastern Time, on the Expiration Date, on any business day, for the full number of shares of Common Stock called for hereby, by surrendering it at the principal office of the Company, at 500 North Michigan Avenue, Suite 300, Chicago, Illinois 60611, with the subscription form duly executed, together with payment in an amount equal to (a) the number of shares of Common Stock called for on the face of this Warrant, as adjusted in accordance with the preceding paragraph of this Warrant (without giving effect to any further adjustment herein), multiplied (b) by the Purchase Price. Payment of the Purchase Price shall be made by payment in immediately available funds. This Warrant may be exercised for less than the full number of shares of Common Stock at the time called for hereby, except that the number of shares of Common Stock receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon a partial exercise of this Warrant in accordance with the terms hereof, this Warrant shall be surrendered, and a new Warrant of the same tenor and for the purchase of the number of such shares not purchased upon such exercise shall be issued by the Company to Holder without any charge therefor. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. Within two (2) business days after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the then Fair Market Value on the date of exercise of one full share of Common Stock.

         "FAIR MARKET VALUE" shall mean, as of any date: (i) if shares of the Common Stock are listed on a national securities exchange, the average of the closing prices as reported for composite transactions during the five (5) consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the closing bid and asked prices on such exchange on such trading day; (ii) if shares of the Common Stock are not so listed but are traded on the Nasdaq SmallCap Market ("NSCM"), the average of the closing prices as reported on the NSCM during the five (5) consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the highest bid and lowest asked prices as of the close of business on such trading day, as reported on the NSCM; or if applicable, the Nasdaq National Market ("NNM"), or if not then included for quotation on the NNM or NSCM, the average of the highest reported bid and lowest reported asked prices as reported by the OTC Bulletin Board or the National Quotations Bureau, as the case may be; or
(iii) if the shares of the Common Stock are not then publicly traded, the fair market price of the Common Stock as determined in good faith by at least a majority of the Board of Directors of the Company.

2. SHARES FULLY PAID; PAYMENT OF TAXES. All shares of Common Stock issued upon the exercise of a Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges (other than income taxes to the holder) that may be imposed in respect of the issue or delivery thereof.

3. TRANSFER AND EXCHANGE. This Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company maintained for such purpose at its principal office referred to above by Holder in person or by duly authorized attorney, upon surrender of this Warrant together with a completed and executed assignment form in the form attached as EXHIBIT B, payment of any necessary transfer tax or other governmental charge imposed upon such transfer and an opinion of counsel reasonably acceptable the Company stating that such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 ACT"). Upon any partial transfer, the Company will issue and deliver to Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant when endorsed in blank shall be deemed negotiable and that when this Warrant shall have been so endorsed, the holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered Holder hereof as the owner for all purposes.

         This Warrant is exchangeable at such office for Warrants for the same aggregate number of shares of Common Stock, each new Warrant to represent the right to purchase such number of shares as the Holder shall designate at the time of such exchange.

4.       ANTI-DILUTION PROVISIONS.

         A. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK AND PROPERTY RECLASSIFICATIONS. In case at any time or from time to time the holders of the Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor,

                  (1) other or additional stock or other securities or property (other than cash) by way of dividend,

                  (2) any cash or other property paid or payable out of any source other than retained earnings (determined in accordance with generally accepted accounting principles), or

                  (3) other or additional stock or other securities or property (including cash) by way of stock-split, spin-off, reclassification, combination of shares or similar corporate rearrangement (other than (x) additional shares of Common Stock or any other stock or securities into which such Common Stock shall have been changed, (y) any other stock or securities convertible into or exchangeable for such Common Stock or such other stock or securities or (z) any stock purchase rights, issued as a stock dividend or stock-split), adjustments in respect of which shall be covered by the terms of
SECTION 4.C, SECTION 4.D OR SECTION 4.E, then and in each such case, Holder, upon the exercise hereof as provided in SECTION 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in clauses (2) and (3) above) which such Holder would hold on the date of such exercise if on the Original Issuance Date Holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant, as adjusted in accordance with the first paragraph of this Warrant, and had thereafter, during the period from the Original Issuance Date to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property (including cash in the cases referred to in clause (2) and (3) above) receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by SECTION 4.A and SECTION 4.B.

         B. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION AND MERGER. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the Original Issuance Date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or entity or convey all or substantially all its assets to another corporation or entity, then and in each such case Holder, upon the exercise hereof as provided in SECTION 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in SECTIONS 4.A, SECTION 4.B, SECTION 4.C, SECTION 4.D and SECTION 4.E; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

         C.       SALE OF SHARES BELOW PURCHASE PRICE.

                  (1) Subject to the exceptions set forth in SECTION 4.C(5), if the Company issues or sells, or is deemed by the express provisions of this SECTION 4.C to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than as a dividend or other distribution on any class of stock as provided in SECTION 4.D and other than upon a subdivision or combination of shares of Common Stock as provided in SECTION 4.E, for an Effective Price (as hereinafter defined) less than the then existing Purchase Price, then and in each such case:

                           (A)      the then  existing  Purchase  Price shall be
reduced, as of the opening of business on the date of such issue or sale, as follows: the Purchase Price shall be reduced to a price determined by multiplying that Purchase Price by a fraction (i) the numerator of which shall be (a) the number of shares of Common Stock outstanding at the close of business on the day next preceding the date of such issue or sale, plus (b) the number of shares of Common Stock which the aggregate consideration received (or by the express provisions hereof deemed to have been received) by the Company for the total number of Additional Shares of Common Stock so issued would purchase at the Effective Price, plus (c) the number of shares of Common Stock for which all Warrants, and all other options and warrants outstanding as of the Original Issuance Date that are exercisable for shares of Common Stock are exercisable at the Purchase Price in effect at the close of business on the date next preceding the date of such issue or sale, plus (d) the number of shares of Common Stock underlying all Other Securities (as hereinafter defined) at the close of business on the date next preceding the date of such issue or sale, and (ii) the denominator of which shall be (a) the number of shares of Common Stock outstanding at the close of business on the date of such issue or sale after giving effect to such issue of Additional Shares of Common Stock, plus (b) the number of shares of Common Stock for which all Warrants and all other options and warrants outstanding on the Original Issuance Date that are exercisable for shares of Common Stock are exercisable at the Purchase Price in effect at the close of business on the date next preceding the date of such issue or sale, plus (c) the number of shares of Common Stock underlying the Other Securities at the close of business on the date next preceding the date of such issue or sale; and

                  (2) For the purpose of making any adjustment required under this SECTION 4.C, the consideration received by the Company for any issue or sale of securities shall (i) to the extent it consists of cash be computed at the amount of cash received by the Company, (ii) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board, (iii) if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options, and (iv) be computed after reduction for all expenses payable by the Company in connection with such issue or sale.

                  (3)      For the purpose of the adjustment required under this
SECTION 4.C, if the Company issues or sells any rights or options for the purchase of, or stock or other securities convertible into or exchangeable for, Additional Shares of Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as "CONVERTIBLE SECURITIES") and if the Effective Price of such Additional Shares of Common Stock is less than the Purchase Price then in effect, then the Company shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise, conversion or exchange thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof. No further adjustment of the Purchase Price, adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion or exchange of any such Convertible Securities. If any such rights or options or the conversion or exchange privilege represented by any such Convertible Securities shall expire without having been exercised, the Purchase Price adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Purchase Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion or exchange of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities.

                  (4)      For the purpose of the adjustment required under this
SECTION 4.C, if the Company issues or sells, or is deemed by the express provisions of this subsection to have issued or sold, any rights or options for the purchase of Convertible Securities and if the Effective Price of the Additional Shares of Common Stock underlying such Convertible Securities is less than the Purchase Price then in effect, then in each such case the Company shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion or exchange of the total amount of Convertible Securities covered by such rights or options and to have received as consideration for the issuance of such
Additional Shares of Common Stock an amount equal to the amount of consideration, if any, received by the Company for the issuance of such rights or options, plus the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options and plus the minimum amount of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange of such Convertible Securities. No further adjustment of the Purchase Price, adjusted upon the issuance of such rights or options, shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion or exchange of such Convertible Securities. The provisions of paragraph (3) above for the readjustment of the Purchase Price upon the expiration of rights or options or the rights of conversion or exchange of Convertible Securities shall apply MUTATIS MUTANDIS to the rights, options and Convertible Securities referred to in this paragraph
(4).

                  (5) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued by the Company on or after the Original Issuance Date, whether or not subsequently reacquired or retired by the Company other than (i) shares of Common Stock issuable upon exercise of the Warrants, (ii) shares of Common Stock issuable upon exercise of warrants and options to purchase Common Stock issued and outstanding as of the Original Issuance Date,
(iii) shares of Common Stock issued to non-affiliated third parties in connection with any bona fide mergers, acquisitions, business combinations, strategic ventures and product and intellectual property acquisitions, (iv) shares of Common Stock or options issued to employees, officers, directors, consultants, vendors or agents of the Company (except that, if to consultants, vendors or agents, only up to a maximum of 1,000,000 shares of Common Stock in any 12 month period) pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, and in either case also approved by the Company's stockholders, (v) shares of Common Stock issued as dividends and/or interest payments in lieu of cash payments, (vi) shares of Common Stock issued in connection with public offerings of the Company's securities and private placements conducted through the Laidlaw & Company (UK) Ltd. ("LAIDLAW") and/or its affiliates (including, but not limited to, upon exercise of warrants issued to Laidlaw and warrants issued to investors), (vii) shares of Common Stock issued in connection with the Company's acquisition of Entelagent Software Corp., a California corporation ("ENTELAGENT"), pursuant to the terms and conditions of that certain Amended and Restated Supplemental Agreement, dated as of the date hereof, among the Company, ESC Acquisition, Inc., a California corporation and wholly-owned subsidiary of the Company, and Entelagent, and (viii) shares of Common Stock issued in connection with the Company's acquisition of LucidLine, Inc., an Illinois corporation ("LUCIDLINE"), pursuant to the terms and conditions of that certain Supplemental Agreement, dated as of the date hereof, among the Company, LL Acquisition I Corp., a Delaware corporation and wholly-owned subsidiary of the Company, and LucidLine. The "EFFECTIVE PRICE" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this SECTION 4.C, into the aggregate consideration received, or deemed to have been received, by the Company for such issue under this SECTION 4.C, for such Additional Shares of Common Stock. "OTHER SECURITIES" with respect to an issue or sale of Additional Shares of Common Stock shall mean Convertible Securities; "THE NUMBER OF SHARES OF COMMON STOCK UNDERLYING OTHER SECURITIES" on a particular date shall mean the number of shares of Common Stock issuable upon the exercise, conversion or exchange, as the case may be, of such Other Securities at the close of business on such date.

                  (6) Other than a reduction pursuant to its applicable anti-dilution provisions, any reduction in the conversion price of any Convertible Security, whether outstanding on the Original Issuance Date or thereafter, or the subscription price of any option, warrant or right to purchase Common Stock or any Convertible Security (whether such option, warrant or right is outstanding on the Original Issuance Date or thereafter), to an Effective Price less than the Fair Market Value or the then Purchase Price shall be deemed to be an issuance of such Convertible Security and the issuance of all such options, warrants or subscription rights, and the provisions of SECTIONS 4.C.(3), (4) AND (5) shall apply thereto MUTATIS MUTANDIS.

                  (7)      In case any  shares  of  stock  or other  securities,
other than Common Stock, shall at the time be receivable upon the exercise of this Warrant, and in case any additional shares of such stock or any additional such securities (or any stock or other securities convertible into or exchangeable for any such stock or securities) shall be issued or sold for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, then and in each such case the Purchase Price shall forthwith be adjusted, substantially in the manner provided for above in this SECTION 4.C, so as to protect the Holder of this Warrant against the effect of such dilution.

                  (8) In case the Company shall take a record of the holders of shares of its stock of any class for the purpose of entitling them
(a) to receive a dividend or a distribution payable in Common Stock or in Convertible Securities, or (b) to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Additional Shares of Common Stock issued or sold or deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution, or the date of the granting of such rights of subscription, purchase or other acquisition, as the case may be.

                  (9) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; PROVIDED, HOWEVER, that any adjustments which by reason of this SECTION 4 are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this SECTION 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

         D. ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. If the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event:

                  (1) the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (A) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (B) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date as the case may be, plus the number of shares of Common Stock issuable in payment of such dividend or distribution; PROVIDED, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date, and thereafter the Purchase Price shall be adjusted pursuant to this SECTION 4.D as of the time of actual payment of such dividends or distributions; and

                  (2) the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be increased, as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, in inverse proportion to the decrease in the Purchase Price.

         E. STOCK SPLIT AND REVERSE STOCK SPLIT. If the Company at any time or from time to time effects a stock split or subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that stock split or subdivision shall be proportionately decreased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately increased. If the Company at any time or from time to time effects a reverse stock split or combines the outstanding shares of Common Stock into a smaller number of shares, the Purchase Price then in effect immediately before that reverse stock split or combination shall be proportionately increased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately decreased. Each adjustment under this SECTION 4.E shall become effective at the close of business on the date the stock split, subdivision, reverse stock split or combination becomes effective.

         F. CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this SECTION 4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of a Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of a Warrant, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) Purchase Price at the time in effect, and
(iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

5.       NOTICES OF RECORD DATE. In case:

         A. the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of the Warrants) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

         B. of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

         C. of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is expected to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, such notice shall be mailed at least ten
(10) days prior to the date therein specified.

6. LOSS OR MUTILATION. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

7. RESERVATION OF COMMON STOCK. The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All of the shares of Commons Stock issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Purchase Price therefor, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges of whatever nature, with respect to the issuance thereof.

8. REGISTRATION RIGHTS. The Holder of this Warrant is entitled to have the shares of Common Stock issuable upon exercise of this Warrant registered for resale under the 1933 Act, at such time as the Company files a registration statement with the Securities and Exchange Commission to register the shares of Common Stock issuable in connection with the Follow-On Financing (as such term is defined in that certain Amended Confidential Information Memorandum, dated as of February 16, 2005, and entitled "$3,000,000 Patron Systems, Inc. Interim Bridge Loan Financing"). In the event that there is no Follow-On Financing the issuer will use its best efforts to commence the process of registering the shares of Common Stock issuable upon exercise of this Warrant with the Securities and Exchange Commission in the second quarter of fiscal year 2005.

9. NOTICES. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class, registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the Holder.

10. CHANGE; MODIFICATIONS; WAIVER. No terms of this Warrant may be amended, waived or modified except by the express written consent of the Company and the holders of not less than 50.1% of the then outstanding Warrants.

11. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

12. GOVERNING LAW, ETC. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof. By the Company's execution hereof and the Holder acceptance of this Warrant, the parties hereby expressly and irrevocably
(i) agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Warrant, shall be brought solely in a federal or state court located in the County of Cook, State of Illinois, (ii) submit to the IN PERSONAM jurisdiction of the federal and state courts located in the County of Cook, State of Illinois and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in the County of Cook, State of Illinois, and (iii) waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of IN PERSONAM jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of all of its reasonable legal fees and expenses.



Dated: February 25, 2005


                           PATRON SYSTEMS, INC.


                           By:
                              -------------------------------------------------
                           Name:   Robert E. Yaw, II
                           Title:  Chairman of the Board

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrant)



         The undersigned registered owner of this Warrant irrevocably exercises this Warrant and purchases _______ of the number of shares of Common Stock of Patron Systems, Inc., purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.


Dated:
      ---------------------


                           -----------------------------------------------------
                                    (Signature of Registered Owner

                           -----------------------------------------------------
                                    (Street Address)

                           -----------------------------------------------------
                                    (City / State / Zip Code)

                                    EXHIBIT B

                               FORM OF ASSIGNMENT



         FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

    NAME OF ASSIGNEE                ADDRESS                NUMBER OF SHARES
    ----------------                -------                ----------------



and does hereby irrevocably constitute and appoint __________________________ Attorney to make such transfer on the books of Patron Systems, Inc., maintained for the purpose, with full power of substitution in the premises.

Dated:
      ---------------------


                           -----------------------------------------------------
                                    (Signature)

                           -----------------------------------------------------
                                    (Witness)


         The undersigned Assignee of the Warrant hereby makes to Patron Systems, Inc., as of the date hereof, with respect to the Assignee, all of the representations and warranties made by the Holder, and the undersigned Assignee agrees to be bound by all the terms and conditions of the Warrant and the Patron Systems, Inc. Registration Rights Agreement, dated as of ______ __, 2005, by and between Patron Systems, Inc. and the Holder.


Dated:
      ---------------------



                           -----------------------------------------------------
                                    (Signature)